Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2013
Supplemental Cash Flow Information

Note 18—Supplemental Cash Flow Information

During the years ended December 31, 2013, 2012 and 2011, we paid $87.7 million, $70.9 million and $3 million of interest, net of amounts capitalized, respectively. During the years ended December 31, 2013, 2012 and 2011, we paid income taxes of $22 million, $19.3 million, and $0.5 million, respectively.

Capital expenditures in our consolidated statements of cash flows include the effect of changes in accrued capital expenditures, which are capital expenditures that were accrued but unpaid at period end. We have included these amounts in accounts payable, accrued expenses and accrued interest in our consolidated balance sheets as of December 31, 2013 and 2012. During the years ended December 31, 2013, 2012 and 2011, capital expenditures do not include the impacts of an increase in accrued capital expenditures of $17.3 million, decrease in accrued capital expenditures of $4.0 million and increase in accrued capital expenditures of $1.3 million in our consolidated statements of cash flows, respectively.

During the years ended December 31, 2013, 2012 and 2011, non-cash amortization of deferred financing costs and accretion of debt discount totaling $7.1 million, $3.6 million and $13.2 million were capitalized to property and equipment, respectively. Accordingly, these amounts are excluded from capital expenditures in our consolidated statements of cash flows for the years ended December 31, 2013, 2012 and 2011.